AMENDMENT NO. 3, CONSENT & RELEASE


         THIS AMENDMENT NO. 3, CONSENT & RELEASE (this "Amendment"), dated as of September 15, 1998, is by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), GALEY & LORD INDUSTRIES, INC., a Delaware corporation ("G&L Industries"), the other Domestic Subsidiaries of the Borrower (each a "Guarantor", and together with G&L Industries, the "Guarantors"), the Lenders identified on the signature pages hereto (the "Lenders") and FIRST UNION NATIONAL BANK, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of January 29, 1998, as amended from time to time prior to the date hereof (the "Existing Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, G&L Industries and Swift Textiles, Inc. ("Swift") own all of the Material Intellectual Property (as defined in the Security Agreement) and certain other intellectual property (together, the "IP"), and the Borrower desires to transfer ownership of some or all of such IP to two new Subsidiaries (the "IP Transfers") as follows:

                  (a) the Borrower will form two new wholly-owned Subsidiaries (the "IP Subsidiaries"), one to be wholly-owned by G&L Industries, the other to be wholly-owned by Swift;

                  (b) each of G&L Industries and Swift will contribute all of its Material Intellectual Property to its respective IP Subsidiary;

         WHEREAS, the Borrower desires to reallocate certain acquisition-related debt (the "Debt Pushdown") as follows:

                  (a) the Borrower shall form a new Canadian limited partnership ("CLP"), to be owned 90% by the Borrower and 10% by a Domestic Subsidiary of the Borrower, with the Borrower making an initial equity investment of up to $50,000,000 (the "Funds") in CLP;

                  (b) CLP shall lend the Funds contributed by the Borrower to Drummondville Services, Inc. ("DSI"), a wholly-owned Canadian subsidiary of the Borrower;

                  (c) DSI shall distribute the Funds loaned to it by the CLP back to the Borrower as a return of initial equity;

         WHEREAS, the Borrower desires to reorganize its ownership of certain of its Foreign Subsidiaries (the "Foreign Subsidiary Reorganization"); as follows:

                  (a) the Borrower shall contribute all of the Capital Stock of Dominion Textiles International (Asia) Pte. Ltd. ("Asia") to a newly-formed Foreign Subsidiary ("Newco") to be wholly-owned by the Borrower;

                  (b) Asia shall transfer all of the Capital Stock of Dominion Textiles International B.V. ("DTI-BV") to Newco;

                  (c) Newco shall contribute some or all of the assets of DTI-BV to a newly formed Subsidiary ("Luxco");

                  (d) Asia and DTI-BV shall be liquidated;

         WHEREAS, the Borrower desires to redeem 100% of the issued and outstanding preferred stock of Swift Textiles, Inc. (the "Swift Redemption");

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 3, including its preamble and recitals, have the following meanings:

                           "Amended Credit Agreement" means the Existing Credit
                  Agreement as amended hereby.

                           "Amendment No. 3 Effective Date" is defined in
                  Subpart 5.1.

                  SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1 Section 6.5(a) of the Existing Credit Agreement is amended in its entirety as follows:

         Section 6.5 Consolidation, Merger, Sale or Purchase of Assets, etc.

         The Borrower will not, nor will it permit any Subsidiary to,

                  (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

                           (i) Specified Sales;

                           (ii) the sale, transfer, lease or other disposition
                  of property or assets to an unrelated party not in the ordinary course of business (other than Specified Sales), where and to the extent that they are the result of a Recovery Event or otherwise and the net proceeds therefrom are used to repair or replace damaged property or to purchase or otherwise acquire new assets or property, provided that such purchase or acquisition is consummated within 180 days of such receipt;

                           (iii) the sale, lease or transfer of property or
                  assets from a Domestic Credit Party to another Domestic Credit Party;

                           (iv) the sale and lease of G&L Industries' property
                  permitted pursuant to Section 6.13 hereof; and

                           (v) the sale, lease or transfer of property or assets
                  not to exceed $15,000,000 in the aggregate.

                  provided, that in each case (except with respect to clause
                  (iii) above) at least 75% of the consideration received therefor by the Borrower or any such Subsidiary is in the form of cash or Cash Equivalents.

                                    PART III
                                     CONSENT

                  SUBPART 3.1 Notwithstanding anything in the Credit Documents to the contrary, subject to the conditions set forth below, the Lenders hereby consent to the IP Transfers, the Foreign Subsidiary Reorganization, the Swift Redemption and the Debt Pushdown:

         a. With respect to each of the IP Transfers and the Debt Pushdown, the Agent shall have received all items required by Sections 5.10 and 5.12 of the Credit Agreement; and

         b. With respect to the Foreign Subsidiary Reorganization, the Agent shall have received all items required by Sections 5.10 and 5.12 of the Credit Agreement; provided, however, that the Borrower shall not be required to deliver a pledge of 65% of the Capital Stock of Newco until 120 days from the date of formation of Newco.

                                     PART IV
                                RELEASE & WAIVER

                  SUBPART 4.1 The Agent and the Lenders agree that in connection with the IP Transfer, they will release their Lien on the IP. The Lenders authorize the Agent to take such action as appropriate in order to effectuate such release.

                  SUBPART 4.2 The Agent and the Lenders agree that in connection with the Foreign Subsidiary Reorganization, the requirement that the Borrower deliver a pledge of 65% of the Capital Stock of Asia is forever waived.

                  SUBPART 4.3 The Agent and the Lenders agree that in connection with the Swift Redemption, they will release their lien on the 12,500 shares of Class A Preferred Stock of Swift pledged by the Borrower pursuant to the Pledge Agreement. The Lenders authorize the Agent to take such action as appropriate in order to effectuate such release, including, without limitation, the return of stock certificates.


                                     PART V
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 5.1. Amendment No. 3 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Part V shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 3."

                  SUBPART 5.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders.


                                     PART VI
                                  MISCELLANEOUS

                  SUBPART 6.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 6.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 6.3. References in Other Credit Documents. At such time as this Amendment No. 3 shall become effective pursuant to the terms of Subpart 5.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 6.4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) the representations and warranties contained in Article III of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 6.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 6.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE

         INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 6.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [Remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           GALEY & LORD, INC.


                                    By: /s/ Michael R. Harmon
                                        ---------------------------------------
                                         Title: Executive Vice-President


GUARANTORS:                         GALEY & LORD INDUSTRIES, INC.,


                                    By: /s/ Michael R. Harmon
                                        ---------------------------------------
                                         Title: Executive Vice-President


                                    G&L SERVICE COMPANY, NORTH
                                      AMERICA, INC., a Delaware corporation


                                    By: /s/ Michael R. Harmon
                                        ---------------------------------------
                                         Title: Vice-President


                                    SWIFT TEXTILES INC.,
                                    a Delaware corporation


                                    By: /s/ Michael R. Harmon
                                        ---------------------------------------
                                         Title: Executive Vice-President


                                    SWIFT DENIM SERVICES INC.,
                                    a Delaware corporation


                                    By: /s/ Michael R. Harmon
                                        ---------------------------------------
                                         Title: Executive Vice-President

LENDERS:                            FIRST UNION NATIONAL BANK
                                    individually in its capacity as
                                    a Lender and in its
                                    capacity as Agent


                                    By:   /s/ Roger Pelz
                                        ---------------------------------------
                                    Name:    Roger Pelz
                                        ---------------------------------------
                                    Title:   Senior Vice-President
                                        ---------------------------------------

                                    THE CIT GROUP / COMMERCIAL SERVICES, INC.


                                    By: /s/ William Johannesen
                                        ---------------------------------------
                                             Title: Vice-President
                                    THE CIT GROUP / EQUIPMENT FINANCING, INC.


                                    By: /s/ Renay Jeune
                                        ---------------------------------------
                                             Title: Sr. Credit Analyst

                                    THE FIRST NATIONAL BANK
                                    OF CHICAGO


                                    By: /s/ Judith Cornwell
                                        ---------------------------------------
                                             Title: Vice-President

                                    FLEET BANK, N.A.


                                    By: /s/ Joseph Zautra
                                        ---------------------------------------
                                             Title: Vice-President

                                    NATIONSBANK, N.A.

                                    By: /s/ E. Phifer Helms
                                        ---------------------------------------
                                             Title: Senior Vice-President

                                    SUNTRUST BANK, ATLANTA


                                    By: /s/ David W. Penter
                                        ---------------------------------------
                                             Title: Senior Vice-President


                                    By: /s/ Laura Kahn
                                        ---------------------------------------
                                             Title: Senior Vice-President

                                    WACHOVIA BANK, N.A.


                                    By: /s/ Russell W. Boozer
                                        ---------------------------------------
                                             Title: Senior Vice-President

                                    BANKBOSTON, N.A.


                                    By: /s/ David C. Rich
                                        ---------------------------------------
                                             Title: Vice-President
                                    CIBC INC.


                                    By: /s/ Katherine Bass
                                        ---------------------------------------
                                             Title: Executive Director

                                    NATIONAL BANK OF CANADA


                                    By: /s/ Charles Collie
                                        ---------------------------------------
                                             Title: Vice-President

                                    BANK OF SCOTLAND


                                    By: /s/ Annie Chin Tat
                                        ---------------------------------------
                                             Title: Senior Vice-President

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.

                                    By: /s/ William L. Otott, Jr.
                                        ---------------------------------------
                                             Title: Vice-President

                                    NATIONAL CITY BANK


                                    By: /s/ Matthew R. Klinger
                                        ---------------------------------------
                                             Title: Assistant Vice-President

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Rose Crump
                                        ---------------------------------------
                                             Title: Vice-President

                                    COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A.,
                                    "Rabobank Nederland", New York Branch


                                    By: /s/ Theodore W. Cox
                                        ---------------------------------------
                                             Title: Vice-President


                                    MERRILL LYNCH, PIERCE, FENNER
                                    & SMITH INCORPORATED


                                    By:  /s/ Benjamin W. Lau
                                        ---------------------------------------
                                             Title:  Authorized Signatory


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By: /s/ Janet K. Williams
                                        ---------------------------------------
                                             Title: Duly Authorized Signatory


                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY


                                    By: /s/ Mary Ann McCarthy
                                        ---------------------------------------
                                             Title: Managing Director

                                    ML CLO XII PILGRIM AMERICA (CAYMAN) LTD
                                    By:      PILGRIM AMERICA INVESTMENTS, INC.,
                                             its Investment Manager


                                    By: /s/ Jeffrey A. Bakalar
                                        ---------------------------------------
                                             Title: Vice-President

                                    ALLSTATE INSURANCE COMPANY


                                    By: /s/ Jane Nelson
                                        ---------------------------------------
                                             Title: Senior Vice-President

                                    KZH-CYPRESSTREE-1 LLC


                                    By: /s/ Virginia Conway
                                        ---------------------------------------
                                             Title: Authorized Agent

                                    KZH III LLC


                                    By: /s/ Virginia Conway
                                        ---------------------------------------
                                             Title: Authorized Agent

                                    THE TRAVELERS INSURANCE COMPANY


                                    By: /s/ John W. Petchler
                                        ---------------------------------------
                                             Title: Second Vice-President

                                    THE TRAVELERS LIFE AND ANNUITY COMPANY


                                    By: /s/ John W. Petchler
                                        ---------------------------------------
                                             Title: Second Vice-President

                                    OSPREY INVESTMENTS PORTFOLIO
                                    By:      Citibank, N.A., as Manager

                                             By: /s/ Hans L. Christensen
                                            -----------------------------------
                                             Title:

                                    ARCHIMEDES FUNDING, L.L.C.

                                    By:      ING Capital Advisors, Inc.,
                                             as Collateral Manager

                                             By: /s/ Jane M. Nelson
                                            -----------------------------------
                                             Title: Senior Vice-President

                                    KZH-CRESCENT LLC


                                    By: /s/ Virginia Conway
                                            -----------------------------------
                                             Title: Authorized Agent

                                    VAN KAMPEN CLO I, LIMITED

                                    By:      Van Kampen American Capital
                                             Management, Inc.,
                                             as Collateral Manager


                                    By: /s/ Jeffrey W. Maillet
                                            -----------------------------------
                                             Title: Sr. Vice Pres & Director

                                    KZH CNC LLC


                                    By: /s/ Virginia Conway
                                            -----------------------------------
                                             Title: Authorized Agent

                                    KZH-SOLEIL-2 LLC


                                    By: /s/ Virginia Conway
                                            -----------------------------------
                                             Title: Authorized Agent

                                    DEEPROCK & COMPANY

                                    By:      Eaton Vance Management
                                             as Investment Advisor


                                    By: /s/ Scott H. Page
                                            -----------------------------------
                                             Title: Vice President

                                    CANADIAN IMPERIAL BANK OF COMMERCE


                                    By: /s/  Katherine Bass
                                            -----------------------------------
                                             Title:   Authorized Signatory